                                    GUARANTY

         THIS GUARANTY (this "Agreement"), is made and entered into on this 29th day of December, 1998, by PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("PAMCO"), in favor of REASSURANCE COMPANY OF Hannover, a Florida corporation ("RCH"), as agent on behalf of itself and CENTRAL RESERVE LIFE INSURANCE COMPANY, an Ohio corporation ("CRL").

                                    RECITALS:

         WHEREAS, PAMCO, Provident Indemnity Life Insurance Company, a Pennsylvania corporation and wholly-owned subsidiary of PAMCO ("PILIC"), and CRL will enter into that certain Stock Purchase Agreement, dated December 29, 1998 (the "Stock Purchase Agreement"), whereby PILIC shall sell to CRL all of the outstanding capital stock of Provident American Life and Health Insurance Company, a Pennsylvania corporation ("PALHIC");

         WHEREAS, in connection with the Stock Purchase Agreement, RCH will enter into a quota-share reinsurance agreement with PILIC (the "Hannover Treaty") to reinsure all of the health insurance policies of PILIC, constituting approximately $100 million in premium and including all business rewritten with CRL or its affiliates (the "Ceded Block");

         WHEREAS, pursuant to the Hannover Treaty, RCH will deliver to PILIC a $10 million cash payment (the "Ceding Commission"), and all profits from the Ceded Block will be retained by RCH until it has recaptured the entire Ceding Commission, together with any losses incurred, plus interest thereon at 12% per annum;

         WHEREAS, as a material inducement to RCH to enter into the Hannover Treaty and to CRL to enter into the Stock Purchase Agreement, PAMCO has agreed to execute and deliver to RCH (as agent on behalf of itself and CRL) this Agreement, pursuant to which PAMCO guarantees that RCH will actually receive at least $10 million in net profits from the Ceded Block, plus interest thereon at the rate of 12% per annum, within five years after the effective date of the Hannover Treaty;

         WHEREAS, PAMCO has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, PAMCO has and will receive direct and indirect benefits from the transactions contemplated by the Hannover Treaty and the Stock Purchase Agreement and the related transactions;

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce RCH to enter into the Hannover Treaty and CRL to enter into the Stock Purchase Agreement as aforesaid, PAMCO agrees as follows:

         SECTION 1. Guaranty. PAMCO hereby unconditionally guarantees the following:

                  (a) Repayment of the Ceding Commission in the amount of Ten Million Dollars ($10,000,000), plus simple interest thereon at the rate of 12% per annum from the effective date of the Hannover Treaty, such repayment to be made from the cumulative statutory net income derived from the Ceded Block within five years after the effective date of the Hannover Treaty, provided, however, the maximum amount which PAMCO shall be obligated to pay pursuant to this Section 1(a) shall not exceed Five Million Dollars ($5,000,000) less the cumulative amount of the overrides paid to NIA Corporation, a Colorado corporation, with respect to the Ceded Block within the five year period after the effective date of the Hannover Treaty;

                  (b) Interest on the amount to be paid by PAMCO to RCH pursuant to Section 1(a) hereto at the rate of 12% per annum from the date hereof; and

                  (c) Reimbursement of all reasonable expenses (including reasonable attorney' fees) incurred by RCH in enforcing any rights under this Agreement;

(all such indebtedness, liabilities, obligations and expenses being collectively referred to herein as the "Obligations").

         SECTION 2. Repayment of the Ceding Commission. The repayment of the Ceding Commission provided for in Section 1(a) hereto, shall be calculated quarterly by RCH pursuant to Schedule C of the Hannover Treaty, and such calculation shall be binding on PAMCO absent manifest error. RCH shall provide PAMCO written notice setting forth calculation of the repayment of the Ceding Commission for each quarter within a reasonable time after the end of each quarterly period. The amount of repayment to be credited against the Ceding Commission for each period shall be (i) the amount of the statutory net income derived from the Ceded Block during such period, minus (ii) interest at the rate of 12% per annum, for such period, on the amount of the Ceding Commission which had not been repaid at the start of such period.

         SECTION 3. Guaranty Absolute. PAMCO guarantees that the Obligations will be paid strictly in accordance with the terms hereof and of the Hannover Treaty regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of RCH with respect thereto, except the provisions of the Pennsylvania Insurance Department Act of 1921, as amended (the "Code"). The liability of PAMCO under this Agreement shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Stock Purchase Agreement, or any other agreement or instrument evidencing all or any part of the Obligations;

                  (b) the absence of any attempt to collect the Obligations from PILIC, any affiliate of PILIC or PAMCO, or any other person or guarantor;

                  (c) the waiver or consent by RCH with respect to any provision of any document evidencing the Obligations, or any part thereof, or any other agreement now or hereafter executed by PAMCO or PILIC and delivered to RCH and any modification thereof;

                  (d) failure by RCH to take any steps to perfect and maintain its security interest in, or preserve its rights to, any security or collateral for the Obligations;

                  (e) RCH's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. "101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (f) any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code; or

                  (g) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of PAMCO.

         SECTION 4. Affirmative Covenants. PAMCO covenants and agrees that so long as this Agreement is in effect and until such time as the Obligations, together with interest, fees and all other obligations hereunder, have been paid in full it shall:

                  (a) Maintain the corporate existence of PAMCO and PILIC and their qualification and good standing in all states in which such qualification and good standing are necessary in order for PAMCO and PILIC to conduct business and own property as conducted and owned in such states.

                  (b) Comply in all material respects with all applicable governmental laws, rules, regulations and orders; such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

                  (c)      Furnish to RCH:

                           (i) as soon as available and in any event within
                  sixty (60) days after the end of each fiscal quarter, or in the case of the end of PAMCO's fiscal year one hundred twenty
                  (120) days, financial statements of PAMCO and PILIC as of the end of such fiscal quarter;

                           (ii) as soon as possible, and in any event within
                  five (5) Business Days (any day other than a Saturday, Sunday or public holiday being referred to herein as a "Business Day") after the occurrence of any Event of Default, a specific description of the nature and period of existence thereof and the action PAMCO has taken and proposes to take with respect thereto;

                           (iii) as soon as possible, and in any event within
                  five (5) Business Days after PAMCO or PILIC shall receive notice of any litigation or governmental or regulatory investigation or proceeding pending against or involving PAMCO or PILIC which could reasonably be expected to have a Material Adverse Effect (as defined in the Stock Purchase Agreement) or a material adverse effect on the ability of PAMCO or PILIC to perform its obligations hereunder or under the Hannover Treaty, the Stock Purchase Agreement, or any other agreement related thereto; and

                           (iv) such other information respecting the condition
                  or operations, financial or otherwise, of PAMCO and PILIC as RCH may from time to time reasonably request.

                  (d) Permit RCH or any person designated by RCH in writing to call, from time to time, without hindrance or delay, at PAMCO's and PILIC's place of business during usual business hours to inspect, audit, check and make copies of the extracts from its books, records, journals, orders, receipts and any correspondence and other data relating to their financial dealings, business or to any transactions between the parties hereto. In exercising its rights hereunder, RCH shall not unreasonably disrupt or interfere with PAMCO's or PILIC's conduct of business.

                  (e) Maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by PAMCO and PILIC at the date hereof, and forthwith upon RCH's written request, furnish to RCH such information about such insurance as RCH may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to RCH and certified by an authorized officer of PAMCO.

         SECTION 5. Negative Covenants. PAMCO covenants and agrees that so long as this Agreement is in effect and until such time as the Obligations, together with interest, fees and all other obligations hereunder, have been paid in full it shall not and shall not permit PILIC to, without the prior written consent of
RCH:

                  (a) Sell, assign, lease or otherwise dispose of all or substantially all of any of PAMCO's or PILIC's assets; or enter into any transaction of merger, reorganization or consolidation, or wind up, liquidate or dissolve or enter into any other such transactions (all such transactions being referred to hereinafter individually and collectively as a "Change of Control Transaction"), or agree to a Change of Control Transaction, except that PAMCO may enter into a Change of Control Transaction not involving PILIC, if the successor entity to PAMCO agrees in writing to assume all of the liabilities and obligations of PAMCO pursuant to this Agreement.

                  (b) Enter into any agreement, contract or arrangement that would materially and adversely alter its right or ability to carry on PAMCO's or PILIC's business.

                  (c) Enter into any agreement, contract or arrangement that would materially and adversely effect its ability to perform its obligations to RCH under this Agreement, the Hannover Treaty, the Stock Purchase Agreement, or any other agreement related thereto.

                  (d) Contract, create, incur, assume or suffer to exist any indebtedness of PAMCO or PILIC, except for indebtedness incurred under this Agreement or existing indebtedness; and any refinancing, extension, renewal or refunding of any such existing indebtedness not involving an increase in the principal amount thereof;

                  (e) (i) Lend money or credit or make advances to any person,
(ii) purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or other investment in, any person, (iii) create, acquire or hold any Subsidiary, (iv) be or become a party to any joint venture or partnership, or (v) be or become obligated under any guaranty obligations (other than those created in favor of the RCH pursuant to this Agreement), except if no Event of Default shall have occurred and be continuing, or would result therefrom, and the maximum cumulative amount of the above made and outstanding at any time shall not exceed an aggregate of $25,000.

                  (f) Directly or indirectly declare, order, pay or make any dividend or other distribution on or in respect of any capital stock of any class of PAMCO or PILIC, whether by reduction of capital or otherwise, or directly or indirectly make any purchase, redemption, retirement or other acquisition of any capital stock of any class of PAMCO or PILIC or of any warrants, rights or options to acquire or any securities convertible into or exchangeable for any capital stock of PAMCO or PILIC, except PAMCO shall have the right to receive cash dividends or distributions otherwise declared and paid with respect to the PILIC only to the extent such dividends or other distributions will not materially or adversely effect PILIC's ability to do business, its ratings, licences or certificates of authority.

                  (g) Make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of, or refinance or refund, any indebtedness of PAMCO or PILIC which has an outstanding principal balance greater than $100,000.

                  (h) Enter into any transaction or series of transactions with any affiliate, subsidiary or parent other than in the ordinary course of business of and pursuant to the reasonable requirements of PAMCO's or PILIC's business and upon fair and reasonable terms no less favorable to PAMCO or PILIC than would be obtained in a comparable arm's-length transaction with a person other than an affiliate, subsidiary, or parent, provided that in no event may PAMCO hold or PILIC issue surplus notes.

Notwithstanding the forgoing, (i) for any period in which the Cash Collateral (as defined in that certain Stock Pledge Agreement, dated December ____, 1998, between PAMCO, RCH and Kohrman, Jackson & Krantz, P.L.L., as collateral agent (the "stock Pledge Agreement")) has been properly substituted for the Stock Collateral (as defined in the Stock Pledge Agreement) pursuant to Section 1(a)(ii) of the Stock Pledge Agreement, PAMCO (but not PILIC) may enter into any of the transactions described in this Section 5 without any consent of RCH, (ii) PAMCO may cause HealthAxis.com, Inc., a Pennsylvania corporation ("HealthAxis"), a subsidiary of PAMCO, to and HealthAxis may, enter into the transactions described in this Section 5 without any consent of RCH, or (iii) PAMCO and PILIC may sell, assign, lease or otherwise dispose of their ownership of HealthAxis without any consent of RCH.

         SECTION 6. Waiver. PAMCO hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of PAMCO or PILIC, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Agreement will not be discharged, except by complete performance of the Obligations contained herein. Upon any Event of Default as provided in this Agreement or any other instrument or document evidencing all or any part of the Obligations, RCH may, at its election, proceed directly and at once, upon 10 days prior written notice, against PAMCO to collect and recover the full amount or any portion of the Obligations, without first proceeding against PILIC any other person or against any security or collateral for the Obligations. RCH shall have the exclusive right to determine the application of payments and credits, if any, from PAMCO, PILIC or any other person on account of the Obligations or of any other liability of PAMCO, PILIC or any affiliate thereof to RCH.

         SECTION 7. Authorization. RCH is hereby authorized, without notice or demand and without affecting the liability of PAMCO hereunder, from time to time, to: (i) accept partial payments on the Obligations; and (ii) take and hold security or collateral for the payment of the Obligations, and exchange, enforce, waive and release any such security or collateral. RCH is hereby authorized, upon ten (10) days prior written notice, and without affecting the liability of PAMCO hereunder, from time to time, to apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine.

         At any time upon the occurrence of an Event of Default, RCH may, in its sole discretion, upon ten (10) days prior written notice to PAMCO and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any indebtedness due or to become due from RCH to PAMCO or PILIC, and (ii) any moneys, credits or other property belonging to PAMCO or PILIC, at any time held by or coming into the possession of RCH.

         SECTION 8. Subrogation. PAMCO hereby waives and relinquishes any right to subrogation or other right or claim to payment against PILIC arising out of or on account of any sum paid or agreed to be paid by PAMCO under this Agreement, whether such right to claim is liquidated, unliquidated, fixed, contingent, matured or unmatured, so long as this Agreement is in effect and until such time as the Obligations, together with interest, fees and all other obligations hereunder, have been paid in full. PAMCO acknowledges that PAMCO will receive direct and indirect benefits from the arrangements contemplated by the Stock Purchase Agreement and that the waiver set forth herein is knowingly made in contemplation of such benefits. PAMCO also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement. PAMCO further waives all notices (other than those required pursuant to this Agreement) that the Obligations, any portion thereof and/or any interest on any instrument or document evidencing all or any part of the Obligations are due, notices of any and all proceedings to collect from PILIC or any other person all or any part of the Obligations, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to RCH to secure payment of the Obligations.

         SECTION 9. Marshaling of Assets. PAMCO consents and agrees that RCH shall not be under any obligation to marshal any assets in favor of PAMCO or against or in payment of any or all of the Obligations. PAMCO further agrees that, to the extent that PAMCO or PILIC makes any payment or payments to RCH, or RCH receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such person, its estate, trustee, receiver or any other party, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         SECTION 10. Amendments, Etc. No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by PAMCO and RCH. No waiver of any provision of this Agreement nor consent to any departure by a party therefrom shall in any event be effective unless the same shall be in writing and signed by the other party to this Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11. Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by telecopy or telex, on the date of transmission if transmitted on a business day before 4:00 p.m. (Eastern time) or, if not, on the next succeeding business day; (iii) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (iv) if by U. S. Mail, four business days after depositing in the United States mail, with postage prepaid and properly addressed.

                  If to RCH:         Reassurance Company of Hannover
                                          800 N. Magnolia Avenue, Suite 1000
                                          Orlando, Florida 32803
                                          Attention: Mr. Craig Baldwin
                                          Fax No.: (407) 649-8322
                  with a copy to:    Central Reserve Life Insurance Company
                                          17800 Royalton Road
                                          Strongsville, Ohio 44136
                                          Attention:  General Counsel
                                          Fax No.: (440) 572-4500

                  If to PAMCO:       Provident American Corporation
                                          P.O. Box 511
                                          Norristown, Pennsylvania 19404-0511
                                          Attention: Alvin H. Clemens, Chairman
                                          Fax No.: (610) 279-0410

                  with a copy to:    Butera, Beausang, Cohen & Brennan
                                          630 Freedom Business Center, Suite 212
                                          King of Prussia, Pennsylvania 19406
                                          Attention: Michael F. Beausang, Jr.
                                          Fax No.: (610) 265-7205

         SECTION 12. No Waiver; Remedies. No failure on the part of RCH to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by RCH of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right; nor shall any modification or, waiver of any of the provisions of this Agreement be binding upon RCH, except as expressly set forth in a writing duly signed and delivered by an authorized officer or agent of RCH on behalf of RCH. RCH's failure at any time or times hereafter to require strict performance by PAMCO or PILIC of any of the provisions, warranties, terms and conditions contained in herein or in the Stock Purchase Agreement, the Hannover Treaty, or the Stock Pledge Agreement or in any agreement now or at any time or times hereafter executed by PAMCO and delivered to RCH shall not waive, affect or diminish any right of RCH at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of RCH, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of RCH and directed to the Borrowers specifying such waiver. No waiver by RCH of any default or Event of Default shall operate as a waiver of any other default or the same default or Event of Default on a future occasion, and no action by RCH permitted hereunder shall in any way affect or impair RCH's rights or the obligations of PAMCO under this Agreement. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 13. Events of Default. Each of the following shall constitute an Event of Default hereunder: (i) if RCH fails to receive repayment of the Ceding Commission as provided pursuant to Sections 1 and 2 hereof; (ii) there is a uncured breach of any representation, warranty or covenant given by PAMCO pursuant to this Agreement and if such default shall remain uncured for a period of ten (10) days; or (iii) if any of the collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress or otherwise encumbered in any manner.

         SECTION 14. Continuing Guaranty. This Agreement is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon PAMCO, its successors and assigns, and
(iii) inure to the benefit of and be enforceable by RCH and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), RCH agrees that if no Event of Default shall have occurred and be continuing, RCH shall not make any assignment of the Obligations without the prior written consent of PAMCO.

         SECTION 15. Effective Date. This Agreement shall be effective as of 11:59 p.m. on December 31, 1998 and shall be subject to, and occur simultaneously with, the closing of the transactions described in the Hannover Treaty, the Stock Purchase Agreement and the Stock Pledge.

         SECTION 16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to principles of conflict of laws.

         SECTION 17. WAIVER OF JURY TRIAL. PAMCO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE STOCK PURCHASE AGREEMENT.

         SECTION 18. WAIVER OF JURISDICTION. PAMCO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN ORANGE COUNTY, STATE OF FLORIDA. PAMCO CONSENTS THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO PAMCO AND RCH AT THEIR ADDRESSES SET FORTH IN SECTION 11 HEREOF, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S., POSTAGE PREPAID. PAMCO WAIVES ANY OBJECTION TO JURISDICTION OVER THE PERSON OR, TO THE EXTENT OF COMPLIANCE WITH THE IMMEDIATELY PRECEDING SENTENCE, SUFFICIENCY OF PROCESS OR SERVICE UPON IT.

         SECTION 19. Capitalized Terms. Capitalized terms not otherwise defined herein are used herein with the meanings ascribed to such terms in the Stock Purchase Agreement.

         SECTION 20. Confession of Judgment. PAMCO hereby irrevocably authorizes and empowers any attorney-at-law to appear for PAMCO in any action upon or in connection with this Agreement at any time after the Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of RCH against PAMCO, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. PAMCO agrees and consents that the attorney confessing judgment on behalf of PAMCO may also be counsel to RCH or any of RCH's affiliates, waives any conflict of interest which might otherwise arise, and consents to RCH paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of collection of the Obligations or proceeds of any collateral, or any other security for the Obligations.

         IN WITNESS WHEREOF, PAMCO has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged
in the presence of:                           PROVIDENT AMERICAN CORPORATION

                                              /s/ Anthony R. Verdi
                                              -------------------------------
-------------------------                     By: Anthony R. Verdi
                                              Its: Chief Operating Officer
Name:
     --------------------

-------------------------

Name:
     --------------------

STATE OF Pennsylvania      )
                           )       ss:
COUNTY OF Montgomery       )



                  The foregoing instrument was acknowledged before me this 29th day of December, 1998, by Anthony R. Verdi, C.O.O. of PROVIDENT AMERICAN CORPORATION, a PA corporation, on behalf of the company.


                                               /s/ Kathleen V. Martin
                                              --------------------------------
                                                        Notary Public



                                                      (NOTARIAL SEAL)



Accepted at Orlando, Florida as of December 28, 1998.

REASSURANCE COMPANY OF HANNOVER


By:    /s/ Craig M. Baldwin
       ----------------------------
Name:    Craig M. Baldwin
Title:   SR. V.P. - Marketing